                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549
                                   FORM 8-K/A

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 30, 1996


                            PATTERSON ENERGY, INC.
        ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Delaware                  0-22664                75-2504748
     ---------------------------      ------------         ------------------

    (State or other jurisdiction      (Commission          (I.R.S. Employer
          of incorporation)           File Number)         Identification No.)



 4510 Lamesa Highway, Snyder, Texas                              79549
 -----------------------------------------------------        -----------
 (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (915) 573-1104
                                                     --------------


                                  No Change
        ------------------------------------------------------------
       (Former name or former address, if changed since last report.)

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS.

                 b.       Pro forma financial information.

         The required pro forma financial information is incorporated by reference from the Registrant's Prospectus/Joint Proxy Statement dated June 20, 1996.

         Unaudited pro forma combined financial statements as of and for the periods ended June 30, 1996 are provided below. The unaudited pro forma combined financial statements reflect adjustments necessary to give effect to the merger of Patterson Energy, Inc. ("Patterson") and Tucker Drilling Company, Inc. ("Tucker") using the pooling of interests method of accounting. The unaudited pro forma combined balance sheet at June 30, 1996, assumes the merger was consummated as of June 30, 1996 and the unaudited pro forma combined statements of income assume the merger was consummated on January 1, 1996. The unaudited pro forma combined statements of income are not necessarily indicative of operating results that would have occurred had the merger been consummated on January 1, 1996, nor are they indicative of future operating results of the combined companies.


                             PATTERSON ENERGY, INC.
                        PRO FORMA COMBINED BALANCE SHEET
                                 JUNE 30, 1996
                                  (UNAUDITED)


                                                                                                   PRO FORMA
                                               PATTERSON       TUCKER DRILLING    --------------------------------------------
                                              ENERGY, INC.      COMPANY, INC.       ADJUSTMENTS                  CONSOLIDATED
                                           ---------------     ----------------   ----------------              --------------
Current assets:
     Cash and cash equivalents             $     4,251,304     $     7,319,250    $          --                 $   11,570,554
     Marketable securities                            --               524,323                                         524,323
     Accounts receivable:
          Trade:
              Billed                            11,724,314           1,421,945                                      13,146,259
              Unbilled                             862,050                --              117,019     (a)              979,069
          Oil and gas sales                        473,937             243,697                                         717,634
     Costs of uncompleted contracts in
          excess of related billings               218,447             104,721            (104,721)   (a)              218,447
     Equipment inventory                           462,464               8,628                                         471,092
     Deferred income taxes                         614,567                --                                           614,567
     Undeveloped oil  and gas properties
       held for resale                           2,544,206                --                                         2,544,206
     Other current assets                          231,212              86,442                                         317,654
                                           ---------------     ---------------    ---------------               --------------
        Total current assets                    21,382,501           9,709,006             12,298                   31,103,805
                                           ---------------     ---------------    ---------------               --------------
Property and equipment, at cost, net            27,988,302           7,402,324            132,704     (b)           35,523,330
Deferred income taxes                            1,470,957             908,223            (45,119)    (b)            2,334,061
Deposits on workers' compensation
 insurance policy                                  343,760                --                                           343,760
Other assets                                        94,274             596,510                                         690,784
                                           ---------------     ---------------    ---------------               --------------
        Total assets                       $    51,279,794     $    18,616,063    $        99,883               $   69,995,740
                                           ===============     ===============    ===============               ==============





  See accompanying notes to unaudited pro forma combined financial statements.
                                  (continued)

                             PATTERSON ENERGY, INC.
                   PRO FORMA COMBINED BALANCE SHEET-CONTINUED
                                 JUNE 30, 1996
                                  (UNAUDITED)

                                                                                                  PRO FORMA
                                                  PATTERSON      TUCKER DRILLING     -----------------------------------
                                                 ENERGY, INC.     COMPANY, INC.      ADJUSTMENTS          CONSOLIDATED
                                               ---------------   ---------------     ------------       ----------------
Current liabilities:
   Current maturities of notes payable         $     3,388,149   $          --     $      --            $     3,388,149
   Accounts payable:
        Trade                                        8,425,213           661,405                              9,086,618
        Revenue distribution                         2,133,531            10,172                              2,143,703
        Other                                          514,150            46,798                                560,948
   Accrued Expenses                                  1,761,199           442,355                              2,203,554
   Billings on uncompleted drilling
        contracts in excess of related costs              --               9,138       (9,138)   (a)               --
                                               ---------------   ---------------   ----------           ---------------
              Total current liabilities             16,222,242         1,169,868       (9,138)               17,382,972
                                               ---------------   ---------------   ----------           ---------------


Deferred liabilities                                      --             387,996                                387,996
Notes payable, less current maturities              12,544,908              --                               12,544,908
                                               ---------------   ---------------   ----------           ---------------
                                                    12,544,908           387,996                             12,932,904
                                               ---------------   ---------------   ----------           ---------------

Commitments and contingencies                             --                --                                     --

Stockholders' equity:
     Preferred stock                                      --                --                                     --
     Common stock                                       31,950            21,041       (5,471)   (d)             47,520
     Additional paid-in capital                     14,095,200         4,986,743        5,471    (d)         19,087,414
     Retained earnings                               8,385,494        12,050,415      109,021    (a)(b)      20,544,930
                                               ---------------   ---------------   ----------           ---------------
              Total stockholders' equity            22,512,644        17,058,199      109,021                39,679,864
                                               ---------------   ---------------   ----------           ---------------


              Total liabilities and
                  stockholders' equity         $    51,279,794   $    18,616,063   $   99,883           $    69,995,740
                                               ===============   ===============   ==========           ===============





  See accompanying notes to unaudited pro forma combined financial statements.

                             PATTERSON ENERGY, INC.
                     PRO FORMA COMBINED STATEMENT OF INCOME
                      FOR THE QUARTER ENDED JUNE 30, 1996
                                  (UNAUDITED)



                                                                                                      PRO FORMA
                                               PATTERSON         TUCKER DRILLING        ----------------------------------------
                                              ENERGY, INC.         COMPANY, INC.        ADJUSTMENTS               CONSOLIDATED
                                           -----------------     ------------------     -----------              ---------------
Operating revenue:
      Drilling                             $      12,349,151     $        3,721,705     $    41,426    (a)       $    16,112,282
      Oil and gas sales                            1,565,290                388,367                                    1,953,657
      Well operation fees                            343,520                    --           39,820    (c)               383,340
      Other                                           95,754                    --                                        95,754
                                           -----------------     ------------------     -----------              ---------------
                                                  14,353,715              4,110,072          81,246                   18,545,033
                                           -----------------     ------------------     -----------              ---------------

Operating costs and expenses:
      Direct drilling costs                       10,115,011              3,173,131          29,374    (a)            13,317,516
      Lease operating and production                 419,638                 95,189                                      514,827
      Exploration costs                              116,787                    --                                       116,787
      Dry holes and abandonments                     167,591                 34,774                                      202,365
      Depreciation, depletion and
          amortization                             1,952,867                527,132          14,016    (a)(b)          2,494,015
      General and administrative                   1,140,042                592,343          39,820    (c)             1,772,205
                                           -----------------     ------------------     -----------              ---------------
                                                  13,911,936              4,422,569          83,210                   18,417,715
                                           -----------------     ------------------     -----------              ---------------
Operating income (loss)                              441,779               (312,497)         (1,964)                     127,318
                                           -----------------     ------------------     -----------              ---------------
Other income (expense):
      Net gain on sale of assets                     339,438                 10,000                                      349,438
      Interest income                                 41,998                 85,594                                      127,592
      Interest expense                              (314,931)                  (763)                                    (315,694)
      Other                                           24,061                 (7,481)                                      16,580
                                           -----------------     ------------------     -----------              ---------------
                                                      90,566                 87,350                                      177,916
                                           -----------------     ------------------     -----------              ---------------
Income (loss) before income taxes                    532,345               (225,147)         (1,964)                     305,234
                                           -----------------     ------------------     -----------              ---------------

Income taxes:
      Current                                         30,025                     --                                       30,025
      Deferred income tax expense                    138,935                (67,800)         (3,032)  (b)                 68,103
                                           -----------------     ------------------     -----------              ---------------
           Income tax expense                        168,960                (67,800)         (3,032)                      98,128
                                           -----------------     ------------------     -----------              ---------------

Net income (loss)                          $         363,385     $         (157,347)    $     1,068              $        207,106
                                           =================     ==================     ===========              ================

Net income  (loss) per common
share:
     Primary                               $            0.11     $            (0.08)                             $           0.04
                                           =================     ==================                              ================
     Assuming full dilution                $            0.11                    N/A                              $           0.04
                                           =================     ==================                              ================

Weighted average  number of common
       shares outstanding:
     Primary                                       3,378,032              2,094,179                                     4,927,724
                                           =================     ==================                              ================
     Assuming full dilution                        3,378,032                    N/A                                     4,927,724
                                           =================     ==================                              ================





  See accompanying notes to unaudited pro forma combined financial statements.

                             PATTERSON ENERGY, INC.
                     PRO FORMA COMBINED STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 1996
                                  (UNAUDITED)



                                                                                                 PRO FORMA
                                             PATTERSON        TUCKER DRILLING    -----------------------------------------
                                            ENERGY, INC.        COMPANY, INC.     ADJUSTMENTS                CONSOLIDATED
                                         ------------------    --------------    -------------              --------------
Operating revenue:
      Drilling                           $       22,882,288    $    7,148,184    $     177,546     (a)      $   30,208,018
      Oil and gas sales                           2,889,433           754,182                                    3,643,615
      Well operation fees                           688,347               --            82,929     (c)             771,276
      Other                                         169,769               --                                       169,769
                                         ------------------    --------------    -------------              --------------
                                                 26,629,837         7,902,366          260,475                  34,792,678
                                         ------------------    --------------    -------------              --------------

Operating costs and expenses:
      Direct drilling costs                      18,861,191         5,737,120          142,552     (a)          24,740,863
      Lease operating and production                807,184           189,016                                      996,200
      Writedown due to impairment of
           long-lived assets                            --            159,403                                      159,403
      Exploration costs                             232,716               --                                       232,716
      Dry holes and abandonments                    235,512           118,550                                      354,062
      Depreciation, depletion and
           amortization                           3,686,249         1,065,158           35,834     (a)(b)        4,787,241
      General and administrative                  1,948,134         1,119,533           82,929     (c)           3,150,596
                                         ------------------    --------------    -------------              --------------
                                                 25,770,986         8,388,780          261,315                  34,421,081
                                         ------------------    --------------    -------------              --------------
Operating income (loss)                             858,851          (486,414)            (840)                    371,597
                                         ------------------    --------------    -------------              --------------
Other income (expense):
      Net gain on sale of assets                    366,051            34,281             (970)   (b)              399,362
      Interest income                                76,638           171,787                                      248,425
      Interest expense                             (644,385)             (763)                                    (645,148)
      Other                                          64,838            13,031                                       77,869
                                         ------------------    --------------    -------------              --------------
                                                   (136,858)          218,336             (970)                     80,508
                                         ------------------    --------------    -------------              --------------
Income (loss) before income taxes                   721,993          (268,078)          (1,810)                   452,105
                                         ------------------    --------------    -------------              --------------
Income taxes:
      Current                                        53,464            38,926                                       92,390
      Deferred income tax benefit                (1,470,957)         (908,223)          (6,461)    (b)          (2,385,641)
                                         ------------------    --------------    -------------              --------------
           Income tax benefit, net               (1,417,493)         (869,297)          (6,461)                 (2,293,251)
                                         ------------------    --------------    -------------              --------------

Net income                               $        2,139,486    $      601,219           $4,651             $     2,745,356
                                         ==================    ==============    =============              ==============
Net income per common share:
     Primary                             $             0.64    $         0.29                              $          0.56
                                         ==================    ==============                               ==============
     Assuming full dilution              $             0.63               N/A                              $          0.56
                                         ==================    ==============                               ==============
Weighted average  number of  common
shares outstanding:
     Primary                                      3,357,971         2,094,179                                    4,907,663
                                         ==================    ==============                               ==============
     Assuming full dilution                       3,375,945               N/A                                    4,925,637
                                         ==================    ==============                               ==============






  See accompanying notes to unaudited pro forma combined financial statements.

                             PATTERSON ENERGY, INC.

                          NOTES TO UNAUDITED PRO FORMA
                         COMBINED FINANCIAL STATEMENTS

1.       PRO FORMA FINANCIAL STATEMENTS

         The basis of the unaudited pro forma combined balance sheet reflects the conversion of each outstanding share of Tucker common stock into 0.74 of a share of Patterson common stock ("Exchange Ratio"). This conversion results in a reallocation of approximately $5,471 between common stock and additional paid-in capital. The unaudited pro forma combined statements of income reflect the conversion of the number of shares of Tucker common stock outstanding used in computing earnings per share into Patterson common stock using the Exchange Ratio.

2.       PERIODS PRESENTED

         The unaudited pro forma combined statement of income for the three months ended June 30, 1996 was prepared using the unaudited consolidated statement of income for the period ended June 30, 1996 of Patterson as reported under Form 10-Q and Tucker's unaudited statement of income for the period ended June 30, 1996. The unaudited pro forma combined statement of income for the six months ended June 30, 1996 was prepared using Patterson's unaudited consolidated statement of income for the six months ended June 30, 1996, and Tucker's unaudited statement of income for the three months ended June 30, 1996 plus the three months ended March 31, 1996.

3.       PRO FORMA ADJUSTMENTS

         Differences exist between certain methods of accounting for various oil and gas producing and contract drilling activities. The following pro forma adjustments to Tucker's financial statements are necessary to apply consistent methods of accounting treatment and presentation among the activities of both Patterson and Tucker.

         a. Accounts receivable trade-unbilled has been increased for the adjustment required to convert Tucker's methodology of accounting for wells in progress from the completed contract method for day work and footage drilling arrangements to the percentage-of-completion method. Furthermore, this adjustment requires that drilling revenues and direct drilling and certain depreciation costs be recognized to the extent incurred for each period. As such, drilling revenues and direct drilling and depreciation costs have been increased.

         b. Property and equipment has been increased for the adjustment necessary to convert Tucker's method of evaluating impairment of its oil and gas properties (i.e., ceiling test) from the use of discounted future cash flows to undiscounted future cash flows. Property and equipment has been increased to its original historical cost basis for the adjustment necessary. Depreciation, depletion and





                                  (continued)

                          NOTES TO UNAUDITED PRO FORMA
                   COMBINED FINANCIAL STATEMENTS - CONTINUED

amortization expense has been increased ($8,916 and $19,004 for the three months ended June 30, 1996 and the six months ended June 30, 1996, respectively) and any gain realized on the sale of such assets has been reduced ($970 for the six months ended June 30, 1996) as a result of Tucker's increased basis in its oil and gas properties. In addition, provision for income taxes has been adjusted by $3,032 for the quarter ended June 30, 1996 and $6,461 for the six months ended June 30, 1996 for the effect on deferred tax amounts relating to these adjustments.

         c. Well operation fees and general administrative expenses have been increased by the same amount to reflect the adjustment necessary to separately present such activities of Tucker. Tucker netted well operation activities against general and administrative expenses.

         d. Tucker common stock has been decreased and additional paid-in capital has been increased to adjust for the number of shares of Patterson common stock issued to consummate the merger pursuant to the Exchange Ratio of 0.74.

4.  MERGER COSTS

         The unaudited pro forma combined financial statements included approximately $505,000 of expenses resulting in the merger. Management estimates that costs to be incurred in the future periods relative to the merger will not exceed $1,625,000. These expenses, which consist primarily of financial advisory fees, outside legal, accounting and professional fees and one-time costs of consolidating certain operational and administrative functions of the companies, in the approximate amount of $1,880,000 will be expensed during the year ended December 31, 1996. The remaining approximately $250,000 is expected to be expensed after the year ended December 31, 1996.
The estimated merger expenses include severance payments to certain Tucker employees that will result from the consolidation of certain operational and administrative functions. These expenses are estimated to be approximately $825,000. The level of severance is dependent upon organizational and employment decisions that will not be finalized until after the merger.
Certain of the employees that are expected to be terminated are covered by the severance agreements. The unaudited pro forma combined financial statements do not include any cost savings expected to occur as a result of the merger.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   PATTERSON ENERGY, INC.




Date: August 15, 1996                              /s/ JAMES C. BROWN
                                                   ---------------------------
                                                   James C. Brown
                                                   Vice President-Finance